Exhibit 10.2
AMENDMENT NUMBER 3 TO MEMBERS AGREEMENT
     THIS AMENDMENT NUMBER 3, dated as of June 15, 2005 (this “Amendment”), to the Members Agreement, dated as of September 18, 2002 and amended by Amendment Number 1 thereto as of June 15, 2004 and Amendment Number 2 thereto as of July 8, 2004 (as amended or supplemented from time to time as permitted thereby, the “Members Agreement”), among CF LEASING LTD., a company organized and existing under the laws of Bermuda (together with its successors and permitted assigns, the “Borrower”), FB AVIATION & INTERMODAL FINANCE HOLDING B.V. (f/k/a MeesPierson Transport & Logistics Holding B.V.), a Besloten Vennootschap organized and existing under the laws of The Netherlands (“FBH”), and CRONOS EQUIPMENT (BERMUDA) LIMITED, a company organized and existing under the laws of Bermuda (“Cronos”), and joined by CRONOS CONTAINERS (CAYMAN) LTD., a company organized and existing under the laws of the Cayman Islands and by THE CRONOS GROUP, a societe anonyme holding organized and existing under the laws of Grand Duchy of Luxembourg.
WITNESSETH:
     WHEREAS, the parties previously entered into the Members Agreement; and
     WHEREAS, the parties desire to amend the Members Agreement in order to modify certain provisions of the Members Agreement.
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
     SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Members Agreement.
     SECTION 2. Amendment to the Members Agreement. Effective upon the date hereof, following the execution and delivery hereof,
     (a) Section 1.1 shall be amended by deleting the term “Commitment Expiration Date” in its entirety and replacing it with the following:
“Commitment Expiration Date. The earlier to occur of (x) the date on which an Early Amortization Event occurs and (y) December 31, 2005 (or, in the case of clause (y), such later date as may be agreed to by all of the Members).”;
     (b) Section 1.1 shall be amended by deleting the term “Purchase Parameters” in its entirety and replacing it with the following:
“Purchase Parameters. The policy employed by the Manager from time to time in acquiring New Containers for the account of the Borrower, as such policy may be amended from time to time by a Board Majority. The “Purchase Parameters” are as follows:
(i) the maximum purchase price to be paid by the Borrower for any standard dry cargo Container shall not exceed $2,500 per CEU;
(ii) the maximum purchase price to be paid by the Borrower for any Specialized Containers shall not exceed the amount in effect and previously approved by a Board Majority;
(iii) if such Container is a New Container and will be subject to either a Term Lease or a Finance Lease on the date on which it is acquired by the Borrower, the projected ARPEC for such
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Exhibit 10.2
Lease shall be not less than the sum of (A) three month LIBOR on such date and (B) eleven percent (11%). In this regard, “ARPEC” shall mean a fraction (expressed as a percentage) the numerator of which is equal to the product of (A) the daily lease rental attributable to such Container pursuant to the terms of such Lease and (B) 365, and the denominator of which is equal to the original equipment cost of such Container; and
(iv) if such Container is a New Container and will be subject to a Master Lease on the date of acquisition by the Borrower, then, when considered with all other New Containers then owned by the Borrower, the sum of the Net Book Values of all New Containers then subject to the terms of a Master Lease shall not exceed an amount equal to the product of (A) twenty-five percent (25%) and (B) the sum of the then Net Book Values of all New Containers then owned by the Borrower.”;
     SECTION 3. Effectiveness of Amendment; Terms of this Amendment.
     (a) This Amendment shall become effective as of June 15, 2005.
     (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Members Agreement, and (ii) each reference in the Members Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Members Agreement shall mean and be a reference to the Members Agreement as amended or modified hereby.
     (d) Except as expressly amended or modified hereby, the Members Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
     SECTION 4. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
     SECTION 5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     SECTION 6. Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AMENDMENT, EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES HERETO HEREBY IRREVOCABLY APPOINT AND DESIGNATE CT CORPORATION SYSTEM, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF RECEIVING AND FORWARDING LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH PARTY HERETO AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, EACH PARTY HERETO SHALL MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL THE TERMINATION OF THE MEMBERS AGREEMENT. IF SUCH AGENT SHALL CEASE TO SO ACT, THE PARTIES HERETO SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH
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Exhibit 10.2
AGENT AND SHALL PROMPTLY DELIVER TO THE PARTIES HERETO EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.
[Signature page follows.]
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Exhibit 10.2
     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

CF LEASING LTD.

By: /s/ DENNIS J. TIETZ
Name: Dennis J. Tietz
Title: Director

CRONOS EQUIPMENT (BERMUDA) LIMITED

By: /s/ PETER J. YOUNGER
Name: Peter J. Younger
Title: Director

THE CRONOS GROUP

By: /s/ DENNIS J. TIETZ
Name: Dennis J. Tietz
Title: Chief Executive Officer

CRONOS CONTAINERS (CAYMAN) LTD.

By: /s/ DENNIS J. TIETZ
Name: Dennis J. Tietz
Title: Director

FB AVIATION & INTERMODAL FINANCE HOLDING B.V. (f/k/a MeesPierson Transport & Logistics Holding B.V.)

By: /s/ M. ZONDAG
Name: M. Zondag
Title: Director

By: /s/ F. J. VAN LANSCHOT
Name: F. J. Van Lanschot
Title: Director